UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2020

BOXWOOD MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38745	83-0808563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8801 Calera Drive

Austin, Texas 78735

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 575-3637

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant	BWMCU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value per share	BWMC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock	BWMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, in connection with the proposed initial business combination (the “business combination”) between Boxwood Merger Corp. (the “Company” or “Boxwood”) and Atlas Intermediate Holdings LLC (“Atlas”), the Company entered into a debt commitment letter (the “Debt Commitment Letter”) with Macquarie Capital (USA) Inc. (“Macquarie Capital”), Macquarie Capital Funding LLC (“Macquarie Funding”) and Natixis, New York Branch (collectively with Macquarie Capital and Macquarie Funding, the “Commitment Parties”), pursuant to which the Commitment Parties agreed to provide (or to have certain of their affiliates provide), subject to the satisfaction of customary closing conditions, including the closing of the business combination, credit facilities (the “Credit Facilities”) for the purpose of financing (i) a portion of the consideration payable under the unit purchase agreement relating to the business combination (as amended and as the same may be further amended from time to time, the “Purchase Agreement”), (ii) costs and expenses incurred by the parties in connection with the business combination, (iii) the repayment of the existing indebtedness of Atlas Intermediate Holdings LLC, a Delaware limited liability company (“Atlas Intermediate”), and (iv) general corporate expenditures.

In connection with the arrangement of the Credit Facilities, Atlas will be providing to potential lenders the following preliminary, unaudited financial results of Atlas for the fiscal year ended December 31, 2019.

For the year ended December 31, 2019, Atlas’:

•	total gross revenues are estimated to be $475.2 million;
•	revenue net of reimbursable expenses is estimated to be $377.8 million (which reimbursable expenses include billings for travel and other out-of-pocket expenses and third-party costs);
•	net income is estimated to be $9.3 million;
•	Covenant Adjusted EBITDA* is estimated to be $72.9 million; and
•	backlog is estimated to be $601.1 million (or $615.1 million after taking into account the backlog of Long Engineering, Inc. (“Long Engineering”)).

The selected preliminary financial data in this Current Report on Form 8-K has been prepared by, and is the responsibility of, the management of Atlas. The information and estimates have not been compiled or examined by Atlas’ independent auditors and are subject to revision as Atlas prepares its financial statements as of and for the year ended December 31, 2019. Because Atlas has not completed its normal closing and review procedures for the year ended December 31, 2019, and subsequent events may occur that require adjustments to these results, there can be no assurance that the final results for the year ended December 31, 2019 will not differ materially from these estimates. These estimates should not be viewed as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) or as a measure of performance. In addition, these estimated results for the year ended December 31, 2019 are not necessarily indicative of the results to be achieved for any future period.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about certain preliminary, unaudited financial results for Atlas’ year ended December 31, 2019, which are subject to finalization and contingencies associated with Atlas’ financial and accounting procedures, the parties’ ability to effect the business combination and related financing transactions and the benefits of the business combination. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and Boxwood and Atlas do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the unit purchase agreement entered into in connection with the business combination (the “transaction agreement”); (2) the outcome of any legal proceedings that may be instituted against Boxwood or Atlas relating to the proposed business combination and related transactions or the definitive proxy statement, as supplemented; (3) the inability to complete the transactions contemplated by the transaction agreement due to the failure to obtain approval of the stockholders of Boxwood or satisfy other conditions to the closing of the business combination and the inability to complete the transactions contemplated by the agreement between Atlas and Long Engineering due to the failure to satisfy the conditions to the closing of such transactions; (4) the ability to obtain or maintain the listing of Boxwood’s shares of Class A common stock and warrants on Nasdaq following the business combination; (5) the risk that the business combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the business combination or the acquisition of Long Engineering, which may be affected by, among other things, competition, the ability of Boxwood, Atlas and Long Engineering to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (7) costs related to the business combination and the acquisition of Long Engineering; (8) changes in applicable laws or regulations; (9) the possibility that Boxwood, Atlas or Long Engineering may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the definitive proxy statement, as supplemented, filed by Boxwood with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the business combination, including those under “Risk Factors” therein, and other factors identified in Boxwood’s prior and future filings with the SEC, available at www.sec.gov.

*Non-GAAP Financial Measures

Covenant Adjusted EBITDA is a financial measure not prepared in accordance with GAAP.

Atlas believes that the presentation of Covenant Adjusted EBITDA is appropriate to provide additional information to investors about the calculation of, and compliance with, certain financial covenants under the agreements governing Atlas’ existing indebtedness and the Credit Facilities. Atlas and the Company caution investors that amounts presented in accordance with Atlas’ definition of Covenant Adjusted EBITDA may not be comparable to similar measures disclosed by other issuers, because not all issuers and analysts calculate Covenant Adjusted EBITDA in the same manner.

Atlas defines Covenant Adjusted EBITDA as net income before interest expense, income taxes, depreciation and amortization, adjustments for certain one time or nonrecurring items and other adjustments permitted in certain covenant calculations under the agreements governing Atlas’ existing indebtedness and the Credit Facilities.

Covenant Adjusted EBITDA is not a measurement of Atlas’ financial performance, is defined and calculate differently than the Adjusted EBITDA performance measure disclosed in “Atlas’ Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” in the Company’s definitive proxy statement filed with the SEC on November 12, 2019 and is not a financial measure calculated in accordance with GAAP and should not be considered as a substitute for, or in isolation from, net income (loss), revenue, operating profit, cash flow from operating activities or any other operating performance measures calculated in accordance with GAAP.

Atlas excludes these items from net income in arriving at Covenant Adjusted EBITDA because these amounts are either nonrecurring or can vary substantially within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Covenant Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are reflected in Covenant Adjusted EBITDA. Atlas’ presentation of Covenant Adjusted EBITDA should not be construed as an indication that results will be unaffected by the items excluded from Covenant Adjusted EBITDA. Atlas is unable to provide a quantitative reconciliation of Covenant Adjusted EBITDA to cash flow from operating activities as the items necessary to provide such reconciliation are not yet available.

See the following table for a quantitative reconciliation of Covenant Adjusted EBITDA to net income.

Fiscal Year Ended December 31,
($ in thousands)	2019
Net Income	$9,346
Interest Expense	10,842
Provision for income taxes	2,927
Depreciation and amortization	21,701
EBITDA	$44,816

Non-recurring expenses
One-time legal fees and transaction professional costs(1)	$14,565
Non-cash equity compensation(2)	2,041
Startup expenses for new divisions(3)	1,417
Costs to implement synergies and severance costs(4)	1,532
Previous owner expenses(5)	760
Shutdown of telecom division(6)	226
Discontinued business lines(7)	213
Total non-recurring expenses	20,753
Pro forma cost synergies(8)	6,236
Public company costs(9)	(2,500)
Acquisition of Long Engineering(10)	3,600
Covenant Adjusted EBITDA	$72,905
____________
(1)	Includes non-recurring professional fees for legal, accounting, investment banking and consulting services incurred in connection with the review and consummation of Atlas’ acquisitions in 2018, the merger with ATC Group Partners LLC (“ATC”) in 2019 and the business combination with Boxwood in 2019.
(2)	Represents non-cash equity-based compensation to Atlas employees which will not continue after the consummation of the business combination.
(3)	Includes startup expenses incurred in late 2018 and early 2019 in connection with the opening of three new offices and the hiring of related new personnel as part of a one-time major internal expansion and represents the amount of such expenses in each period required to bring each such office to break-even. As Atlas’ operational strategy has historically focused on external growth and accretive acquisitions rather than internal expansions of this type, these office openings were undertaken due to specific anticipated contracted revenue for 2019 and represent atypical startup expenses within Atlas’ operational strategy which are not indicative of Atlas’ ongoing and expected future operating performance. The aforementioned contracted revenue caused such offices to report profit in mid-2019.
(4)	Reflects one-time severance, office lease termination and other costs to implement the cost savings synergies in connection with the merger with ATC.
(5)	Represents non-recurring expenses incurred by Atlas related to former owners of certain of Atlas’ subsidiaries, including litigation involving Atlas and one such former owner that resulted in significant legal fees and arbitration expenses, the write-off of loans owed to Atlas by a former owner, the payout of deferred compensation to former owners and other non-recurring payments to former owners.
(6)	Represents one-time costs incurred in connection with the closing of Atlas’ telecom division in 2019.
(7)	Reflects losses related to business lines sold off in 2018 and 2019 (Power & Industrials, New England Construction and Industrial Waste).
(8)	Pro forma cost reductions implemented in connection with the merger with ATC, including headcount reduction, facility closures, sourcing and information technology.
(9)	Pro forma incremental costs to be incurred in connection with Atlas becoming a public company.
(10)	Pro forma impact of the acquisition of Long Engineering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXWOOD MERGER CORP.

	By:	/s/ Stephen M. Kadenacy
Name: Stephen M. Kadenacy
Title: Chief Executive Officer

Dated: February 12, 2020

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